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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 27, 2002


             INDYMAC MBS, INC. (as depositor under the Pooling and
       Servicing Agreement, dated as of February 1, 2002, providing for the issuance of the INDYMAC MBS, INC., Mortgage Pass-
                    Through Certificates, Series 2002-B).

                               INDYMAC MBS, INC.
             ----------------------------------------------------
            (Exact name of registrant as specified in its charter)

       Delaware                         333-82831             95-4791925
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  (State or Other Jurisdiction          (Commission        (I.R.S. Employer
       of Incorporation)                File Number)      Identification No.)

      155 North Lake Avenue
       Pasadena, California                                      91101
       --------------------                                   ----------
     (Address of Principal                                    (Zip Code)
      Executive Offices)

       Registrant's telephone number, including area code (800) 669-2300
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Item 5.     Other Events.
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         On February 27, 2002, IndyMac MBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2002 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac Bank, F.S.B. ("IndyMac"), as seller and as master servicer, and Bankers Trust Company of California, N.A., as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2002-B (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as
Exhibit 99.1.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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    Not applicable.

    Not applicable.

    Exhibits:

         99.1.    Pooling and Servicing Agreement, dated as of February
                  1, 2002, by and among the Company, IndyMac and the Trustee.


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                                  SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             INDYMAC MBS, INC.



                                             By:  /s/ Victor H. Woodworth
                                                  --------------------------
                                                   Victor H. Woodworth
                                                   Vice President



Dated:  March 6, 2003



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                                 Exhibit Index
                                 -------------



Exhibit                                                                  Page
-------                                                                  ----

     99.1.    Pooling and Servicing
              Agreement, dated as of
              February 1, 2002, by and
              among, the Company,
              IndyMac and the Trustee                                      5


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